UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 18, 2021

26 Capital Acquisition Corp.

(Exact name of registrant as specified in its charter)

Delaware	001-39900	85-2695910
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

OfficeEdge Miami

701 Brickell Avenue

Suite 1550

Miami, Florida 33131

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (305) 709-6664

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered

Units, each consisting of one share of Class A common stock, par value $0.0001 per share, and one-half of one Redeemable Warrant	ADERU	The Nasdaq Stock Market LLC

Shares of Class A common stock, par value $0.0001 per share, included as part of the Units	ADER	The Nasdaq Stock Market LLC

Redeemable Warrants included as part of the Units	ADERW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☑

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Effective May 18, 2021, the board of directors (the “Board”) of 26 Capital Acquisition Corp. (the “Company”) approved an increase in the size of the Board from four (4) directors to five (5) directors and elected J. Randall Waterfield as a member of the Board’s first class of directors. The Board appointed Mr. Waterfield as the chair of the audit committee, replacing Gregory S. Lyss, who will remain a member of the Audit Committee. The Board also appointed Mr. Waterfield as a member of the compensation committee of the Board.

J. Randall Waterfield has served as Chairman of Waterfield Group, a diversified holding company, since June 1999. Mr. Waterfield also has served on the Board of Directors of Waterfield Technologies since January of 2014; SEC registered investment adviser, Red Oak Partners since May 2012; SMTC Corporation (Nasdaq: SMTX) since April 2012, and Missouri Cobalt since February 2018; and has formerly served on the boards of Asure Software (Nasdaq: ASUR from March 2011 to March 2020), RF Industries (Nasdaq: RFIL from April 2012 to March 2013), and was the 2017-2018 Global Chairman of the Young Presidents’ Organization (YPO). Previously, Mr. Waterfield was at Goldman Sachs & Co., where he worked as an equity research analyst from May 1996 through March of 1999, responsible for the small capitalization growth portfolios. Mr. Waterfield is a member of Mensa, a Chartered Financial Analyst and earned a B.S. from Harvard University in 1996. Mr. Waterfield is qualified to serve on the Board due to his extensive knowledge of the financial and investment industry.

There are no family relationships between Mr. Waterfield and any director, executive officer, or person nominated or chosen by the Company to become an executive officer of the Company. There are no transactions between the Company and Mr. Waterfield that are subject to disclosure under Item 404(a) of Regulation S-K.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

26 Capital Acquisition Corp.

	By:	/s/Jason Ader
		Name:	Jason Ader
		Title:	Chief Executive Officer

Dated: May 18, 2021

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